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                                                                  EXHIBIT (5)
Variable Annuity Application

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GE Capital Life Assurance Company of New York

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Plan Information
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Annuity Name:  [FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY]
              -----------------------------------------------


Premium Payment: Minimum Payment:                           For 1035 Exchange(s) or Transfer(s)
                  $5,000.00       and/or estimated premium        $
                  ---------                                       ----------------
Complete Section A or B.

Section A: Non-Qualified (Check all that apply)   Section B: Qualified (Check all that apply)
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[X]       New purchase                            [ ] Traditional IRA  [ ] Custodial IRA   [ ] ROTH IRA
[ ]       1035 Exchange(s)                        [ ] TSA 403(b)       [ ] SEP             [ ] Other_____________

                                                      [ ] Transfer       [ ] Rollover   [ ] Direct Rollover

                                                      [ ] New Contribution for tax year____________

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Riders (Check availability)
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Please print name of rider. See prospectus for age availability.

[ ]
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[ ]
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Owner (Name or name of trust and trustee)
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(Last, First, M.)                                                     Gender
[ ] DOE  JOHN (NMI)                                                   [X] M     [ ] F

Date of birth or trust date (mm-dd-yyyy)     Social Security no. or Tax ID      Telephone no.
03 - 01 - 1965                                 123456789                        800 - 555 - 1212

Address
123 MAIN ST

City                               State                    Zip code
ANYTOWN                            NY                       00000



Joint Owner (Optional): Name (Last, First, M.)                   Gender
________________________________________________                  [ ] M  [ ]F


Date of birth (mm-dd-yyyy)            Social Security no. or Tax ID         Telephone no.
_____ - ______- ____________          _____________________________       ______-______-________


Address
________________________________________________________________________________________________


City                                                     State                          Zip code
________________________________________________        _________                      _________




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Annuitant (if other than Owner)
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(Last, First, M.)                                                Gender
_______________________________________________                  [ ] M     [ ] F

Date of birth (mm-dd-yyyy)                 Social Security no. or Tax ID      Telephone no.
_____ - ______- ____________                  _____________________________     _____-_____-____



Address
________________________________________________________________________________________________



City                                                     State                          Zip code
________________________________________________        _________                      _________


Joint Annuitant: Name (Last, First, M.):                         Gender
________________________________________________                  [ ] M  [ ]F


Date of birth (mm-dd-yyyy)            Social Security no. or Tax ID         Telephone no.
_____ - ______- ____________          _____________________________       ______-______-________


Address
________________________________________________________________________________________________


City                                                     State                          Zip code
________________________________________________        _________                      _________

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Regular Mail                                   For Inquiries and/or Questions          Overnight Delivery
------------                                   ------------------------------          ------------------
GE Capital Life Assurance Company of New York  Internet: www.gefinancialassurance.com  GE Capital Life Assurance Company of New York
Attn: Annuity New Business                     Toll Free:(800) 313-5282                Attn: Annuity New Business
P.O. Box 85093                                                                         6610 W. Broad Street
Richmond, VA 23285-5093                                                                Richmond, VA 23230

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Variable Annuity Application
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GE Capital Life Assurance Company of New York


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Beneficiary (Name or name of trust and trustee)
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(Last, First, M.)                                           Allocated             [X] Primary
[ ] DOE  JANE (NMI)                                           100%                [ ] Contingent

Date of birth or trust date (mm-dd-yyyy)     Relationship to the Owner         Gender
03 - 15 - 1965                                 Spouse                          [ ] M     [X] F

Address                                                                         Telephone no.
123 MAIN ST                                                                     800 - 555 - 1212

City                                                 State                        Zip code
ANYTOWN                                               NY                           00000


Beneficiary:  Name (Last, First, M.)                        Allocated             [ ] Primary
_________________________________________________________     _____%              [ ] Contingent

Date of birth or trust date (mm-dd-yyyy)     Relationship to the Owner         Gender
______- _______-_______________________     __________________________        [ ] M     [ ] F


Address                                                                         Telephone no.
______________________________________________________________________________  ____-_____-_____



City                                                  State                       Zip code
________________________________________________     _______                    ________________



Beneficiary:  Name (Last, First, M.)                        Allocated             [ ] Primary
_________________________________________________________     _____%              [ ] Contingent

Date of birth or trust date (mm-dd-yyyy)     Relationship to the Owner         Gender
______- _______-_______________________     __________________________        [ ] M     [ ] F


Address                                                                         Telephone no.
______________________________________________________________________________  ____-_____-_____

City                                                  State                       Zip code
________________________________________________     _______                    ________________



Beneficiary:  Name (Last, First, M.)                        Allocated             [ ] Primary
_________________________________________________________     _____%              [ ] Contingent

Date of birth or trust date (mm-dd-yyyy)     Relationship to the Owner         Gender
______- _______-_______________________      __________________________        [ ] M     [ ] F


Address                                                                         Telephone no.
______________________________________________________________________________  ____-_____-_____



City                                                  State                       Zip code
________________________________________________     _______                    ________________

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]









Regular Mail                                   For Inquiries and/or Questions          Overnight Delivery
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GE Capital Life Assurance Company of New York  Internet: www.gefinancialassurance.com  GE Capital Life Assurance Company of New York
Attn: Annuity New Business                     Toll Free:(800) 313-5282                Attn: Annuity New Business
P.O. Box 85093                                                                         6610 W. Broad Street
Richmond, VA 23285-5093                                                                Richmond, VA 23230

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Variable Annuity Application
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GE Capital Life Assurance Company of New York

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Owner Signature(s) PLEASE READ CAREFULLY
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Will the proposed annuity replace any existing annuity or insurance contract?
         [ ] Yes [x] No

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE
OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES FOR THE SEPARATE ACCOUNT AND ALL PORTFOLIOS APPLICABLE TO THE CONTRACT AND APPLICABLE SUPPLEMENTS DATED WITHIN
13 MONTHS OF THIS APPLICATION. I/we agree that no one, except the President, or a Vice President of the Company can make or change any annuity.

1. Have you received prospectuses dated within 13 months of this application for the Separate Account and all funds applicable to the applied for contract?
   [x] Yes [ ]No

2. Do you understand that the Contract Value may increase or decrease depending on the investment return of the Subaccounts? [x] Yes [ ] No

3. Do you believe this contract will meet your insurance needs and financial objectives? [x] Yes [ ] No

(Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.)

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Owner (sign as Trustee if Owner is a Trust)      Joint Owner               Date  of signature (mm-dd-yy)

/s/ John Doe                                                                       04-01-2000
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Annuitant (required if other than Owner)         City                      State

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Representative(s) Information and Signature(s)
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Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract? [ ] Yes [X] No If yes, submit completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.
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Registered Representative Signature  Print name (Last, First, M.)

/s/ Bill Smith                        SMITH BILL
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Representative S.S. no.            Broker/Dealer name/branch#              Client account no.

987654321                          SMITH AGENCY                            010101
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Address                            Telephone no

345 Broad St.                      800-333-4444
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City                               State                                   Zip code

Anytown                            NY                                      00000
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Registered Representative Signature   Print name (Last, First, M.)

--------------------------------      ---------------------------

Representative S.S. no.            Telephone no.
                                           -           -                    [ ] A  [ ] B
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Regular Mail                                   For Inquiries and/or Questions          Overnight Delivery
------------                                   ------------------------------          -----------------
GE Capital Life Assurance Company of New York  Internet: www.gefinancialassurance.com  GE Capital Life Assurance Company of New York
Attn: Annuity New Business                     Toll free: (800) 313-5282               Attn: Annuity New Business
P.O. Box 85093                                                                         6610 West Broad Street
Richmond, VA 23285-5093                                                                Richmond, VA 23230

15351NY 4/2000 GE Capital Life Assurance Company of New York
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Variable Annuity Application
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GE Capital Life Assurance Company of New York

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Dollar-Cost Average (DCA) Option (will start 30 days after receipt of funds, unless you specify an earlier date)
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(Optional) You may elect a series of automated scheduled transfers referred to as Dollar-Cost Averaging (DCA). DCA is a method of transferring specified amounts from one designated Subaccounts(s), or the Guarantee Account to any other available Subaccounts(s), or the Guarantee Account on a monthly or quarterly basis. Fund will remain in the DCA transfer accounts until the entire account is depleted. DCA is available for initial premium, additional premium or transfer from other Subaccounts. This option provides regular level investments over a period of time. DCA is subject to the provisions of the contract. We reserve the right to discontinue DCA upon 30 days written notice to you.

Under our Enhanced Dollar Cost Averaging Program, your entire premium must be initially allocated to the Enhanced Dollar Cost Averaging Account where it will be credited with interest at the guarantee interest rate in effect on the transaction date. Each month, we will transfer amounts out of the Enhanced Dollar Cost Averaging Account into the Subaccounts you selected. All amounts will be transferred out by the end of the first six or twelve months, whichever is applicable. Thereafter, only additional premiums may be allocated to the Enhanced Dollar Cost Averaging Account under your contract. The interest credited to amounts allocated to the Enhanced Dollar Cost Averaging Account will exceed our actual earnings on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the existing charges described in your contract. Your contract charges will not increase as a result of electing the Enhanced Dollar Cost Averaging Program.

Transfer dollar amount of $ __________________ from: (Select one)
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[ ] Money Market Subaccount       [ ] One year Guarantee Account     [ ] Enhanced Rate Guarantee Account (Requires DCA)
    Deplete account [ ] Yes [ ] No     (Minimum 10 months)                [ ] 12 Month
    Stop date, if desired (mm-dd-yyyy)                                    [ ]  6 Month
    _______  - ________  -___________

to the following Subaccounts based on the frequency indicated: [ ] Monthly   [ ] Quarterly

Percentage          Transfer to Subaccounts:                Percentage     Transfer to Subaccounts:

__________%         _____________________________________   __________%    _________________________

__________%         _____________________________________   __________%    _________________________

__________%         _____________________________________   __________%    _________________________

__________%         _____________________________________   __________%    _________________________

__________%         _____________________________________   __________%    _________________________
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I/we understand that the Contract Value in my elected Subaccount must be kept at or above the amount which will permit the dollar-cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to GE Capital Life Assurance
Company of New York.

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Interest Sweep (Optional)
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On a periodic basis, we will transfer all interest earned during the prior period only in the Guarantee Account, one and six year accounts whichever is applicable, to the Subaccounts. The amount transferred will be allocated to the Subaccounts according to the most recent allocation instructions. This will not count as a transfer for purposes of determining a transfer charge or restricting the amount of transfers. [ ] Quarterly [ ] Semi-annually [ ] Annually

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Rebalancing (Optional)
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Once you have allocated your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance, (on a quarterly, semi-annual, or annual basis) your Contract Value among the Subaccounts to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. Your percentage allocations must be in whole percentages.
[ ] Quarterly  [ ] Semi-annually  [ ] Annually

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Systematic Withdrawals (Optional)
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You may elect to receive a withdrawal of the Contract Value for each of one or more contract year(s) in the form of systematic withdrawals. We will treat your request for systematic withdrawals as a request for one withdrawal each contract year, payable in equal installments over a 12 month period. The commencement date may be no sooner than 30 days after the contract date. Each withdrawal may not exceed 10% of the Contract Value on the effective date of the first installment for that contract year. Systematic withdrawals end on the Annuity Commencement Date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.

I/we wish to start a series of withdrawals which will begin 30 days after contract date unless a date is specified. [ ] Date _____- ______- _________
                                                      (mm-dd-yyyy)
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[ ] 10% of Contract Value                           Withdrawal frequency:             Check one:
[ ] $ _____________________________________________ [ ] Monthly   [ ] Semi-Annually   [ ] Owner(s) subject to backup withholding
      (Amount not to exceed 10% of Contract Value)  [ ] Quarterly [ ] Annually        [ ] Owner(s) not subject to backup withholding

[ ] _______% Of the Contract Value                                                        If you ARE NOT subject to backup
             (Cannot exceed 10%)                                                          withholding, but wish to have Federal
                                                                                          Income Tax withheld, please check here [ ]
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OWNERS UNDER AGE 59 1/2. (Check ONLY if applicable; tax penalties may apply to withdrawals.) [ ] The above referenced contract is an IRA or is issued to a Qualified Retirement Plan, and these payments are part of a series of substantially equal periodic payments as described in IRC section
72(t)(2)(a)(iv).
_____________________________________________________________________________

15351NY 4/2000 GE Capital Life Assurance Company of New York